UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (908) 222-7000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K with respect to the acquisition by PTC Therapeutics, Inc. (the “Company”) of all rights to EMFLAZA™ (deflazacort) (the "EMFLAZA Business") from Marathon Pharmaceuticals, LLC (now known as Complete Pharma Holdings, LLC), which was completed on April 20, 2017, as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 20, 2017 (the “Original 8-K”), which is hereby amended and supplemented by this Amendment. In accordance with the requirements of Item 9.01 (a)(4) and (b)(2) of Form 8-K, this Amendment is being filed within 71 calendar days of the date that the Original 8-K was required to be filed.
Except as provided herein, the disclosures contained in this Amendment have not been updated to reflect events, results or developments that have occurred since the filing of the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
(i) The audited financial statements of the EMFLAZA Business as of and for the years ended December 31, 2016 and 2015 and the independent auditors’ report thereon are filed as Exhibit 99.2 hereto and are incorporated into this Item 9.01(a) by reference.
(ii) The unaudited financial statements of the EMFLAZA Business as of and for the three months ended March 31, 2017 are filed as Exhibit 99.3 hereto and are incorporated into this Item 9.01(a) by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined financial statements of the Company are filed as Exhibit 99.4 hereto and are incorporated into this Item 9.01(b) by reference.
(d) Exhibits
See Exhibit Index attached hereto.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: July 3, 2017	By:	/s/ Christine Utter
	Name:	Christine Utter
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment to the Asset Purchase Agreement dated April 20, 2017 (1)
23.1	Consent of Deloitte & Touche LLP
99.1	Press Release, dated April 20, 2017, issued by PTC Therapeutics, Inc. (1)
99.2	Audited financial statements of the EMFLAZA Business as of and for the years ended December 31, 2016 and 2015 and the independent auditors’ report thereon
99.3	Unaudited financial statements of the EMFLAZA Business as of and for the three months ended March 31, 2017
99.4	Unaudited pro forma combined statements of operations the year ended December 31, 2016 and for the three months ended March 31, 2017 and unaudited pro forma combined balance sheet as of March 31, 2017

(1) Previously filed.